Rosetta Resources Inc.
Speaker: Randy L. Limbacher
August 2011
www.rosettaresources.com / NASDAQ: ROSE
High Asset Quality - Executing Business Plan - Future Growth Catalysts - Financial Strength
Exhibit 99.1

– Doubled proved reserves to 970 Bcfe at mid-year 2011.
– Increased gross estimated ultimate recovery to 10 Bcfe per
 Gates Ranch Eagle Ford well.
– Set record levels of daily equivalent gas and liquids
 production.
– Expanded Southern Alberta Basin horizontal drilling program.
– Increased daily firm transportation and processing capacity from Eagle Ford by 20 percent.
– Increased 2011 Capital Budget to $475 million.
Year-to-Date Highlights

– Asset Base High Graded
– Executing Business Plan
– Testing Growth Catalysts
– Financial Strength
Agenda

Asset Base High Graded

Alberta Basin
300,000 net acres
6 BBOE hydrocarbon resource in place
1500 potential locations
Exploration underway
11 delineation wells completed
7 horizontal wells planned (2011)
Eagle Ford Liquids
50,000 net acres
20 TCFE hydrocarbon resource in place
450 potential remaining locations (excluding infill)
36 horizontal wells completed*
125 MMcfe/d net*
6-10 years of potential remaining inventory
Eagle Ford Dry Gas
15,000 net acres
5 TCFE hydrocarbon resource in place
145 potential locations (excluding infill)
4 horizontal wells completed*
5 MMcfe/d net*
3-4 years of remaining inventory
South Texas
(Non-Eagle Ford)
100,000 net acres
Numerous stacked reservoirs
20 MMcfe/d net*
* End of 2Q 2011
Asset Base High Graded

Executing Business Plan

Proved Reserves - Doubled Since YE 2010
■ Eagle Ford
■ Other Core
■ Non-Core
351 Bcfe
479 Bcfe
970 Bcfe

Year-end 2011: 58 wells*
* Completed wells
9 miles
More than 12 TCFE of “hydrocarbons in place” have been delineated and are now being exploited…
Gates Ranch

Field Development: 236 wells*
*Excludes infill drilling
9 miles
Using our current development pace, well spacing, and type curve, we will have continued
development through 2016…while recovering approximately 20% of the hydrocarbons in place…
Gates Ranch

Strong Exit Rates and 2012 Growth Projected
190-200
220-240

Testing Growth Catalysts

* Includes 50- to 60-acre infill drilling which will be tested during the latter part of 2011.
Field Development: 441 wells*
9 miles
Gates Ranch Infill Drilling

Area	Window	Net Acreage
Gates Ranch	Liquids	26,500
Non-Gates Ranch	Liquids	23,500
Encinal Area	Dry Gas	15,000
TOTAL		65,000
Other Eagle Ford Areas

Delineation Wells (11)
Current 7-well HZ Program
Expanded Southern Alberta Basin Horizontal Drilling

Well Performance Parameters
▪ 250 IP BOEPD (gross)
▪ 185,000 BOE EUR (gross)
▪ 160-acre spacing
▪ $4 million well costs
Southern Alberta Basin
Representative Base Case Economic Model
Per Well Economics (BFIT)
Pricing ($/BBL WTI)	$85	$95
ROR (%)	21.3	35.1
NPV 10% ($M)	931	1,926
F/D ($/BOE)	27.46	27.46

Financial Strength

Lower Cost Structure
	Six Months Ended
S/Mcfe	June 30, 2011 (Actual)	July-December, 2011 (Guidance Range)
Direct LOE	$0.59	$0.36	$0.40
Workovers	0.02	0.02	0.03
Insurance	0.02	0.02	0.02
Ad Valorem Tax	0.19	0.10	0.12
Production Taxes	0.16	0.18	0.22
Treating, Transportation & Marketing	0.29	0.60	0.66
G&A, excluding stock-based compensation	0.74	0.56	0.62
Interest Expense	0.40	0.29	0.32
DD&A	2.36	1.73	1.91

20
50

6,950
5,400
3,750

Debt and Liquidity
350
250
430
237

(MM)	2Q 2011	4Q 2010
Long-Term Debt	$250	$350
Total Stockholder’s Equity	547	529
TOTAL	$797	$879

Capitalization
- Debt	31%	40%
- Capital	69%	60%
TOTAL	100%	100%
Capital Structure

– Asset Base High Graded
 – Divestiture program complete
 – South Texas focus
 – Alberta Basin option
 – Strong Eagle Ford project inventory
– Executing Business Plan
 – Proved reserves doubled since 12/31/10
 – Gates Ranch recoveries increased
 – Increased firm take-away capacity
 – Strong exit rates and 2012 growth projected
– Testing Growth Catalysts
 – Gates Ranch infill
 – Other Eagle Ford areas
 – Expanded Alberta Basin horizontal program
– Financial Strength
 – Lower cost structure
 – $430MM in liquidity
Summary

This presentation includes forward-looking statements, which give the Company's current expectations or forecasts of future events based on currently available information. Forward-looking statements are statements that are not historical facts, such as expectations regarding drilling plans, including the acceleration thereof, production rates and guidance, resource potential, incremental transportation capacity, exit rate guidance, net present value, development plans, progress on infrastructure projects, exposures to weak natural gas prices, changes in the Company's liquidity, changes in acreage positions, expected expenses, expected capital expenditures, and projected debt balances. The assumptions of management and the future performance of the Company are subject to a wide range of business risks and uncertainties and there is no assurance that these statements and projections will be met. Factors that could affect the
Company's business include, but are not limited to: the risks associated with drilling of oil and natural gas wells; the Company's ability to find, acquire, market, develop, and produce new reserves; the risk of drilling dry holes; oil and natural gas price volatility; derivative transactions (including the costs associated therewith and the abilities of counterparties to perform thereunder); uncertainties in the estimation of proved, probable, and possible reserves and in the projection of future rates of production and reserve growth; inaccuracies in the Company's assumptions regarding items of income and expense and the level of capital expenditures;
uncertainties in the timing of exploitation expenditures; operating hazards attendant to the oil and natural gas business; drilling and completion losses that are generally not recoverable from third parties or insurance;
potential mechanical failure or underperformance of significant wells; availability and limitations of capacity in midstream marketing facilities, including processing plant and pipeline construction difficulties and operational upsets; climatic conditions; availability and cost of material, supplies, equipment and services; the risks associated with operating in a limited number of geographic areas; actions or inactions of third-party operators of the Company's properties; the Company's ability to retain skilled personnel; diversion of management's attention from existing operations while pursuing acquisitions or dispositions; availability of capital; the strength and financial resources of the Company's competitors; regulatory developments; environmental risks;
uncertainties in the capital markets; general economic and business conditions (including the effects of the worldwide economic recession); industry trends; and other factors detailed in the Company's most recent
Form 10-K, Form 10Q and other filings with the Securities and Exchange Commission. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The
Company undertakes no obligation to publicly update or revise any forward-looking statements except as required by law.
Forward-Looking Statements and Terminology Used

For filings reporting year-end 2010 reserves, the SEC permits the optional disclosure of probable and possible reserves.  The Company has elected not to report probable and possible reserves in its filings with the
SEC.  We use the term “net risked resources” to describe the Company’s internal estimates of volumes of natural gas and oil that are not classified as proved reserves but are potentially recoverable through exploratory drilling or additional drilling or recovery techniques.  Estimates of unproved resources are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of actually being realized by the Company.  Estimates of unproved resources may change significantly as development provides additional data, and actual quantities that are ultimately recovered may differ substantially from prior estimates. We use the term “BFIT NPV10” to describe the Company’s estimate of before income tax net present value discounted at 10 percent resulting from project economic evaluation. The net present value of a project is calculated by summing future cash flows generated by a project, both inflows and outflows, and discounting those cash flows to arrive at a present value.  Inflows primarily include revenues generated from estimated production and commodity prices at the time of the analysis.  Outflows include drilling and completion capital and operating expenses.  Net present value is used to analyze the profitability of a project.  Estimates of net present value may change significantly as additional data becomes available, and with adjustments in prior estimates of actual quantities of production and recoverable reserves, commodity prices, capital expenditures, and/or operating expenses.
Forward-Looking Statements and Terminology Used (cont.)